CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K, into the Company's previously filed Registration Statements (File Nos. 33-42504, 33-44622, 33-56846, 33-56848,
33-57768, 33-57770, 33-57772, 33-67588, 33-80212, 333-97682, 333-00376 and
333-6667.

                                            /s/ Arthur Andersen LLP
                                           --------------------------
                                            ARTHUR ANDERSEN LLP

Los Angeles, California
July 2, 1996